UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2021

BIOMX INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38762	82-3364020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Einstein st., Floor 5
Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

(+972) 72 394 2377

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value, included as part of the Unit	PHGE	NYSE American
Warrants included as part of the Units	PHGE.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 18, 2021, BiomX Inc., or BiomX, announced the results of its phase 2 cosmetic clinical study of BX001, or the Study. The Study was a 12-week randomized, single center, double-blind, placebo-controlled trial in 140 women with mild-to-moderate acne vulgaris. Subjects were randomized into two cohorts: BX001 or placebo in a 1:1 ratio and self-administered BX001 or placebo twice daily. Key endpoints from the Study evaluated the safety, tolerability and efficacy of BX001.

BX001 was demonstrated to be safe and well-tolerated with no treatment-related adverse events. A statistically significant improvement from baseline was observed in appearance of acne-prone skin but no meaningful difference was demonstrated relative to the placebo arm of the Study. Significant improvements in the appearance of acne prone skin, as assessed by reduction in inflammatory lesion counts (48.3%, p<0.0001), non-inflammatory lesion counts (36.3%, p<0.0001), and by reduction in average Investigator’s Global Assessment, or IGA, score (-0.29, p<0.001), were observed when compared to baseline for both cohorts. No meaningful difference was demonstrated for BX001 relative to placebo. BiomX plans to further evaluate the data from the Study before communicating potential next steps for the BX001 development program.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. For example, when BiomX discusses the safety, tolerability and efficacy of BX001, the results of further evaluation of the data from the Study, and whether such results will be positive as well as next steps for the BX001 development program and timing of reporting thereof, BiomX is making forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of BiomX’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in BiomX’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, March 31, 2021 and additional disclosures BiomX makes in its filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law BiomX expressly disclaims any obligation or undertaking to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

By:	/s/ Jonathan Solomon
Name:	Jonathan Solomon
Title:	Chief Executive Officer

Date: October 18, 2021

2